================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event Reported): March 28, 2007

                                   ----------

                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                   ----------

            DELAWARE                   000-28139               91-1715963
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

On March 28, 2007, Blue Coat Systems, Inc. (the "Company") issued a press release announcing that it is filing today with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended April 30, 2006, and its Quarterly Reports on Form 10-Q for the first, second and third fiscal quarters of 2007, ended July 31, 2006, October 31, 2006, and January 31, 2007, respectively. These filings contain financial statements that were restated as a result of Blue Coat's internal review of its historical financial statements as well as the determinations of the independent committee of its Board of Directors, assisted by independent legal counsel and accounting experts, which was formed in July 2006 to conduct an internal investigation into the Company's historical stock option granting practices. With these filings, the Company will have filed with the Securities and Exchange Commission all required and delinquent periodic filings. For fiscal years 2000 through 2006, the total net decrease to net income due to the accounting adjustments is $49.0 million. Details of the restatement may be found in the Annual Report on Form 10-K for fiscal year 2006 that will be filed today.

The Company also announced its revenue and net income (loss) for the first, second and third quarters of fiscal 2007 ended July 31, 2006, October 31, 2006 and January 31, 2007, respectively. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          99.1   Press Release of Blue Coat Systems, Inc., dated March 28, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BLUE COAT SYSTEMS, INC.


DATE: March 28, 2007                           By: /s/  Brian NeSmith
                                                   -----------------------------
                                                   Brian NeSmith
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)